UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40202	88-0490034
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Ave. Munoz Rivera Ste 2200 San Juan, PR (Address of principal executive offices)	00901 (Zip Code)

Registrant’s telephone number, including area code: (833) 373-3228

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	RCAT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 10, 2025, the Company entered into a (i) Second Amendment to Senior Secured Convertible Promissory Note and Warrant Issued February 10, 2025 with Lind Global Asset Management XI LLC (“Lind XI”); (ii) First Amendment to Warrant Issued November 26, 2024 between the Company and Lind Global Asset Management X LLC (“Lind X,” , together with Lind XI, “Lind”) and (iii) First Amendment to Securities Purchase Agreement dated February 10, 2025 (collectively, the “Agreement”), dated and effective April 10, 2025 (the “Effective Date”), which Agreement amended that certain: (A) Senior Secured Convertible Promissory Note in the principal amount of $16,500,000, dated February 10, 2025 and amended on April 9, 2025 (the “Promissory Note”), by and between Red Cat Holdings, Inc., a Nevada corporation (the “Company”), and Lind XI; (B) Common Stock Purchase Warrant to purchase up to 1,000,000 shares of the Company’s common stock, issued from the Company to Lind XI on February 10, 2025, as amended on April 9, 2025 (the “ Feb ’25 Warrant”); (C) Common Stock Purchase Warrant to purchase up to 326,000 shares of the Company’s common stock, issued from the Company to Lind X on November 26, 2024 (the “Nov ’24 Warrant”) and (D) Securities Purchase Agreement dated February 10, 2025 (the “Purchase Agreement”). The Note and Feb ’25 Warrant were issued pursuant to that the Purchase Agreement. The Company previously issued to Lind X a Senior Secured Promissory Note in the principal amount of $9,600,000 dated September 23, 2024 (the “Sept ’24 Note”), a Senior Secured Promissory Note in the principal amount of $7,200,000 dated November 26, 2024 (the “Nov ’24 Note”), and Common Stock Purchase Warrant to purchase up to 750,00 shares of the Company’s common stock, issued from the Company to Lind X on September 23, 2024 (the “Sept ’24 Warrant”). Each of the Sept ’24 Note, the Nov ’24 Note, and the Sept ’24 Warrant have been previously converted or exercised in full.

Under the terms of the Agreement, the Company and Lind amended each of the Promissory Note, the Feb ’25 Warrant and the Nov ’24 Warrant to include a cap on the amount of shares issuable upon conversion and/or exercise of each aforementioned security such that the shares issuable under each of them shall not exceed the maximum number of shares of Common Stock which may be issued by the Company in the absence of shareholder approval as provided by Nasdaq Rule 5635(d).

In addition, Section 5.13 of the Purchase Agreement was amended to extend the deadline for to obtain Stockholder Approval (as defined in the Purchase Agreement) to June 30, 2025. In addition, certain stockholders of the Company entered into support agreements (“Support Agreements”) under which they agreed to vote in favor of the matter presented to the Company’s stockholders for the Stockholder Approval

The foregoing descriptions of the Agreement and the form of Support Agreement do not purport to be complete and are qualified in their entirety by the full text of the form of Purchase Agreement and the Placement Agency Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description
1.1	Second Amendment To Senior Secured Convertible Promissory Note And Warrant Issued February 10, 2025, First Amendment To Warrant Issued November 26, 2024 and First Amendment to Securities Purchase Agreement dated February 10, 2025
10.2	Form of Support Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Dated: April 11, 2025	By:	/s/ Jeffrey Thompson
	Name:	Jeffrey Thompson
	Title:	Chief Executive Officer

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